Concentration and risks	12 Months Ended
Dec. 31, 2019
Risks and Uncertainties [Abstract]
Concentration and risks
3.	Concentration and risks
Concentration of Business Partners
The Group generates the majority of revenues through a limited number of Business Partners. For the years ended December 31, 2017, 2018 and 2019, the Group generated the 54.0%, 36.1% and 43.6% of its total revenues through cooperation with five Business Partners, among which 34.0%, 14.4% and 17.2% of total revenues were generated through cooperation with Qunar, which is a large mobile and online travel platform in China. The partnerships with these Business Partners are not on an exclusive basis, and the contract durations are short. If these Business Partners change their policies, terminate their partnership or do not renew their cooperation agreements with the Group, the business and result of operations of the Group may be materially and adversely affected.

Concentration of Financial Partners
The Group have historically relied on Jimu Group for most of the funding. Jimu Box, Jimu Group’s online peer-to-peer
lending platform, which was considered as one of the Group’s related parties, was the funding source for 63% of the outstanding loans as of December 31, 2018, and 24% of the outstanding loans as of December 31, 2019. Funding from Jimu Box decreased significantly in 2019. In the fourth quarter of 2019, Jimu Box’s funding accounted for less than 5% of the total loans that the Group facilitated. In February 2020, Jimu Box announced its exit from the online lending platform business and its plans to transition into a micro finance company, starting from when it ceases providing funding to the Group until its successful transition. As a result, the Group expects that loans funded by Jimu Box will be minimal in 2020.
Credit risks
The Group’s credit risk primarily arises from financing receivables derived from the point-of-sale
installment loans and personal installment loans. The Group records provision for credit losses based on its estimated probable losses against its financing receivables. Apart from the financing receivables, financial instruments that potentially expose the Group to significant concentration of credit risk primarily included in the financial statement line items of cash and cash equivalents, restricted cash, accounts receivable, prepaid expenses and other current assets, financial guarantee assets, and amounts due from related parties. The Group holds its cash and cash equivalents, restricted cash at reputable financial institutions in the PRC and at international financial institutions with high ratings from internationally recognized rating agencies. Financing receivables, accounts receivable and financial guarantee assets are typically unsecured and are derived from revenues earned from customers in the PRC. Receivables due from customers are typically unsecured in the PRC and the credit risk with respect to which is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.
Foreign currency exchange rate risk
The Group’s operating transactions are mainly denominated in RMB. RMB is not freely convertible into foreign currencies. The value of the RMB is subject to changes by the central government policies and to international economic and political developments. In the PRC, certain foreign exchange transactions are required by law to be transacted only through authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in China must be processed through PBOC or other China foreign exchange regulatory bodies which require certain supporting documents in order to effect the remittances.